Exhibit 10.9

SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (this “Agreement”) is entered into as of February 15, 2006 by and among Eagle Broadband, Inc., f/k/a Eagle Wireless International Inc., a Texas corporation (“Eagle”), Link Two Communications, Inc., a Texas corporation acquired by Eagle as a wholly-owned subsidiary (“Link”), and The Tail Wind Fund Ltd. (“Tail Wind”).  Eagle, Link and Tail Wind are individually referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, on or about May 2, 2001, Link issued to Tail Wind (1) a 2% Convertible Note Due August 15, 2002 in the aggregate original principal amount of $5,000,000 (“Link Note”) and (2) a Warrant to purchase 2,182,262 shares of Link common stock (“Warrant”), pursuant to a Note Purchase Agreement executed on or about such date (“Purchase Agreement”);

WHEREAS, in connection with such Purchase Agreement and in order to induce Tail Wind to purchase the Link Note and Warrant, Eagle and Tail Wind entered into a Registration Rights and Conversion Terms Agreement (“Exchange Agreement”) as of May 2, 2001 and Eagle executed a Guaranty dated as of such date in favor of Tail Wind guarantying Link’s obligations under the Link Note and Purchase Agreement (“Guaranty”);

WHEREAS, each of the Link Note, Warrant, Purchase Agreement, Exchange Agreement and Guaranty were amended by, and entered into as of May 2, 2001 pursuant to, the Supplement entered into among Link, Eagle and Tail Wind on May 2, 2001 (together with the Link Note, Warrant, Purchase Agreement, Exchange Agreement and Guaranty, the “Transaction Documents”);

WHEREAS, certain disputes have arisen among the Parties with respect to the Transaction Documents and the respective obligations of the Parties thereunder, and Tail Wind has initiated a litigation proceeding in the United States District Court for the Southern District of New York (“Court”) (case index number 04 CV 5776 (KMW)) to resolve those disputes (the “Litigation Proceeding”);

WHEREAS, without either Party admitting or denying any liability, Eagle, Link and Tail Wind have agreed to a settlement of their respective claims, to dismissal of the Litigation Proceeding and to release each other from any and all obligations and claims, all as more fully set forth in this Agreement and on the terms and conditions set forth in this Agreement; and

WHEREAS, Eagle, Link and Tail Wind intend to have the terms and conditions of this Agreement, including without limitation the issuance to Tail Wind of shares of Eagle’s common stock, par value $.001 per share (“Common Stock”), pursuant to this Agreement and upon conversion or repayment of the Convertible Notes (as defined herein and to be issued hereunder), approved by the Court (“Court Approval”) after a hearing upon the fairness of such terms and conditions (“Hearing”) as contemplated by Section 3(a)(10) of the Securities Act of 1933, as amended (“Securities Act”);

NOW, THEREFORE, in consideration of the respective covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.

Court Approval.  Promptly following execution hereof, the Parties shall each use their best efforts to seek a Hearing and obtain the Court Approval.

2.

Payments and Issuances to Tail Wind.  Eagle shall pay Tail Wind $5 million in cash and stock as follows:

(a)

Cash upon Effective Time.  Prior to the Effective Time, Eagle shall pay Tail Wind $100,000 by wire transfer of such funds to the escrow account at Peter J. Weisman, P.C. indicated on Schedule 1 hereto to be held in escrow pending the Effective Time (as defined below).  Such funds shall be released to Tail Wind upon occurrence of the Effective Time or returned to Eagle if the Effective Time does not occur for any reason.

(b)

Promissory Note.  Eagle shall pay Tail Wind $400,000, payable in 24 equal monthly installments commencing April 1, 2006 and evidenced by a promissory note in the form attached hereto as Exhibit A (“Promissory Note”).  The Promissory Note shall be issued and delivered to Tail Wind’s counsel upon execution of this Agreement to be held in escrow pending the Effective Time.

(c)

Convertible A Note.  Eagle shall pay Tail Wind $1,000,000 (plus such additional amounts as may be added pursuant to Sections 2(e)(ii), 2(e)(vi) and 2(e)(vii) below) on March 1, 2008, which amounts due shall be evidenced by, and convertible into shares (“Conversion A Shares”) of Common Stock pursuant to the terms of, a convertible note in the form attached hereto as Exhibit B (“Convertible A Note”).  The Convertible A Note shall be issued and delivered to Tail Wind’s counsel upon execution of this Agreement to be held in escrow pending the Effective Time.

(d)

Convertible B Note.  Eagle shall pay Tail Wind $1,750,000 (plus any Price Reduction Amount (as defined below) added pursuant to Section 2(e)(viii) below) on March 1, 2008, which amounts due shall be evidenced by, and convertible into shares (“Conversion B Shares”, and together with the Conversion A Shares, the “Conversion Shares”) of Common Stock pursuant to the terms of, a convertible note in the form attached hereto as Exhibit C (“Convertible B Note”, and together with the Convertible A Note, the “Convertible Notes”).  The Convertible B Note shall be issued and delivered to Tail Wind’s counsel upon execution of this Agreement to be held in escrow pending the Effective Time.

(e)

Shares.  Eagle shall issue and deliver shares of Common Stock and/or pay cash to Tail Wind in the aggregate amount of $1,750,000 (as such amount may be decreased pursuant to subsections (iii) through (vi) inclusive below, the “Share Amount”), as follows:

(i)

Within fourteen (14) days following the latest of the date of Shareholder Approval and Listing Approval (as such terms are defined below), Eagle shall, subject to the terms and conditions of this Section 2(e), issue and deliver to Tail Wind a number of shares of Common Stock (“Shares”, and together with the Conversion Shares, the “Settlement Shares”) determined by dividing the Share Amount by the closing price (“FMV”) of the Common Stock on the Principal Market (as defined in the Convertible Notes) on the Trading Day (as defined in the Convertible Notes) immediately preceding the date of issuance of such Shares (“Issuance Date”).  Such Shares shall be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances and restrictions (except for restrictions on resale under applicable securities laws).

(ii)

Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that shall be issued to Tail Wind under this Section 2(e) shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by Tail Wind (other than by virtue of the ownership of securities or rights to acquire securities (including under the Convertible Notes) that have limitations on Tail Wind’s right to convert, exercise or purchase similar to the limitation set forth herein), together with all shares of Common Stock deemed beneficially owned at such time (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) by Tail Wind’s “affiliates” at such time (as defined in Rule 144 of the Securities Act) that would be aggregated for purposes of determining whether a group under Section 13(d) of the Securities Exchange Act of 1934 as amended (“Exchange Act”), exists, would exceed 9.9% of the total issued and outstanding shares of the Common Stock on the Issuance Date (the “Restricted Ownership Percentage”).  To the extent any portion of the Share Amount cannot be paid in Shares as a result of application of the Restricted Ownership Percentage, such unpaid portion of the Share Amount shall be automatically added to the original principal amount of the Convertible A Note as of the Issuance Date.

(iii)

In the event that Tail Wind has not received all the Shares in its brokerage account (whether due to the failure to obtain Shareholder Approval, Listing Approval or otherwise) by June 20, 2006, Eagle shall on such date make a cash payment to Tail Wind of $250,000 by wire transfer of immediately available funds to the account designated by Tail Wind, and the Share Amount shall contemporaneously be reduced by such amount paid.

(iv)

In the event that Tail Wind has not received all the Shares in its brokerage account (whether due to the failure to obtain Shareholder Approval, Listing Approval or otherwise) by August 20, 2006, Eagle shall on such date make an additional cash payment to Tail Wind of $250,000 by wire transfer of immediately available funds to the account designated by Tail Wind, and the Share Amount shall contemporaneously be reduced by such additional amount paid.

(v)

In the event that Tail Wind has not received all the Shares in its brokerage account (whether due to the failure to obtain Shareholder Approval, Listing Approval or otherwise) by October 20, 2006, Eagle shall on such date make an additional cash payment to Tail Wind of $250,000 by wire transfer of immediately available funds to the account designated by Tail Wind, and the Share Amount shall contemporaneously be reduced by such additional amount paid.

(vi)

In the event that Tail Wind has not received all the Shares in its brokerage account (whether due to the failure to obtain Shareholder Approval, Listing Approval or otherwise) by December 20, 2006, then (A) Eagle shall on such date make an additional cash payment to Tail Wind of $250,000 by wire transfer of immediately available funds to the account designated by Tail Wind, and the Share Amount shall contemporaneously be reduced by such additional amount paid, and (B) the Share Amount shall be automatically added to the original principal amount under the Convertible A Note as of such date.

(vii)

If any Bankruptcy Event (as defined in the Convertible Note) occurs prior to the issuance of the Shares, the Share Amount shall automatically, immediately prior to such occurrence, be converted to a debt obligation payable in cash and added to the original principal amount of the Convertible A Note.

(viii)

If the closing price of the Common Stock on the Principal Market on the Registration Effectiveness Date (as defined below) is less than the FMV as of the Issuance Date, then the Price Reduction Amount (as defined below) shall be automatically added to the original principal amount under the Convertible B Note as of such Registration Effectiveness Date.  The “Price Reduction Amount” shall mean the product of (A) the number of Shares issued multiplied by (B) the difference between the closing price of the Common Stock on the Principal Market on the Registration Effectiveness Date and the FMV as of the Issuance Date.

(ix)

Eagle shall deliver to Tail Wind one or more stock certificates evidencing the Shares within three (3) Trading Days following the Issuance Date, and Eagle shall deliver to Tail Wind each $250,000 payment required under clauses (iii), (iv), (v) and (vi) above within three (3) Trading Days following June 20, 2006, August 20, 2006, October 20, 2006 and December 20, 2006, respectively.  If Eagle fails to deliver such stock certificates or any such payment within five days following such third  Trading Day, Tail Wind may declare upon written notice (as set forth in Section 14(f) below) the entire then outstanding Share Amount  to be due and payable immediately.  At any time following such notice of acceleration, Tail Wind shall be entitled (i) to complete (by filling in the appropriate accelerated amount) the relevant affidavit for judgment by confession delivered by Eagle pursuant to Section 6(c)(vii) of this Agreement and (ii) to file such completed affidavit, with any other appropriate material, in New York County, New York, in the manner necessary to effect the entry of judgment in such accelerated amount against Eagle and in favor of Tail Wind.

3.

No Shorting.  Tail Wind agrees that it will not enter into any Short Sales (as hereinafter defined) during the period commencing on the date hereof and ending on the date on which Tail Wind no longer holds any Shares or the Convertible Notes.  “Short Sale” means a sale of Common Stock by Tail Wind that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by Tail Wind.  For purposes of determining whether there is an equivalent offsetting long position in Common Stock held by Tail Wind, Conversion Shares issuable upon conversion of the Convertible Notes (ignoring any conversion restrictions or limitations included therein) shall be deemed to be held long by Tail Wind in addition to all Shares, Conversion Shares and other shares of Common Stock held in a long position by Tail Wind.

4.

Surrender of Securities/Check.  Upon execution hereof (a) Tail Wind shall surrender the Link Note and Warrant to Eagle’s counsel (or in lieu thereof deliver an affidavit of lost security(ies) in form and substance reasonably acceptable to Eagle’s counsel), and (b) Eagle shall return to Tail Wind check number 1030 drawn on the Peter J. Weisman Attorney Trust Account to the order of Eagle on or about February 13, 2004 in the amount of $139,669.80 (the “Check”) (or in lieu thereof deliver an affidavit of lost check in form and substance reasonably acceptable to Tail Wind’s counsel).  The Link Note and Warrant shall be held in escrow pending the Effective Time.

5.

Shareholder and Exchange Approvals.

(a)

Shareholder Approval.  Eagle shall promptly seek the approval (“Shareholder Approval”) of its stockholders and take such other action as necessary or desirable to amend its Articles of Incorporation to authorize such number of additional shares of Common Stock as is equal to at least 200% of the aggregate number of Settlement Shares issuable upon full conversion of the Convertible Note (assuming an FMV and Conversion Price equal to the closing bid price on the Trading Day immediately preceding such approval and ignoring all limitations and restrictions on conversion, ownership or issuance set forth therein.  The Board of Directors of Eagle shall call one or more annual or special meetings of the stockholders of Eagle in the manner set forth in the By-laws of Eagle (and in accordance with the Exchange Act) in order to solicit such Shareholder Approval, and such Board of Directors shall recommend an affirmative vote for such Shareholder Approval.  Eagle shall continue to seek such Shareholder Approval as reasonably practical until December 20, 2006.

(b)

Reservation of Common Stock.  Contemporaneously with obtaining Shareholder Approval and at all times thereafter Eagle shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the issuance of the Settlement Shares, such number of shares of Common Stock as set forth in the Convertible Notes.

(c)

AMEX Listing.  On or prior to the Issuance Date, but no later than January 1, 2007 (and no later than June 1, 2006 with respect to the Conversion B Shares in particular), Eagle shall apply for, and engage in good faith efforts to obtain the approval of, the listing of all Settlement Shares on the American Stock Exchange (or other Principal Exchange, as defined in the Convertible Notes) (“Listing Approval”), and Eagle shall engage in good faith efforts to maintain such listing and approval, should such listing application be approved.

6.

Effective Time and Conditions to Settlement

(a)

Effective Time. This Agreement shall become effective only upon the satisfaction or waiver of the conditions set forth in paragraphs (b) and (c) of this Section 6 (“Effective Time”).  The delivery of the documents contemplated by this Section 6 shall take place at the offices of Peter J. Weisman, P.C., 335 Madison Avenue, Suite 1702, New York, NY  10017 on March 1, 2006, or at such other location and/or on such other date as the parties shall mutually agree.  If the conditions set forth in paragraphs (b) and (c) have not been satisfied or waived on or before March 3, 2006, or such later date as the parties may agree in writing (the “Deadline”), this Agreement shall terminate and be null and void and of no further force or effect without liability of either Party, except for liability for any breach of this Agreement.

(b)

Conditions to Eagle's Obligations.  The obligations of Eagle to consummate the transactions contemplated by this Agreement shall be subject to the surrender to Eagle by Tail Wind of the Link Note and Warrant.

(c)

Conditions to Tail Wind's Obligations. The obligations of Tail Wind to consummate the transactions contemplated by this Agreement shall be subject to the following:

(i)

wire transfer by Eagle of $100,000 as contemplated by Section 2(a) of this Agreement to the account designated therein;

(ii)

the execution, issuance and delivery of the Promissory Note to Tail Wind as contemplated by Section 2(b) of this Agreement;

(iii)

the execution, issuance and delivery of the Convertible A Note to Tail Wind as contemplated by Section 2(c) of this Agreement;

(iv)

the execution, issuance and delivery of the Convertible B Note to Tail Wind as contemplated by Section 2(d) of this Agreement;

(v)

the surrender to Tail Wind of the Check;

(vi)

the issuance and delivery to Tail Wind of a legal opinion from Arent Fox PLLC covering the exemption from the Securities Act of the issuance of the Settlement Shares to Tail Wind, in form and substance reasonably acceptable to Tail Wind; and

(vii)

the execution and delivery to Tail Wind of original signed and notarized copies of affidavits for judgment by confession, for the accelerated amounts to be due hereunder and under the Promissory Note and Convertible Notes, in form and substance reasonably acceptable to Tail Wind.

(d)

Obligations to Satisfy Conditions.  Each of the Parties covenant and agree to use its best efforts to cause the conditions to the obligations of the other to be satisfied in full on or before the Deadline.

(e)

Escrow.  The Link Note and Warrant shall be delivered to White Field, Inc. to hold in escrow pending release to Eagle at the Effective Time pursuant to the authorization (which may be by email) to release furnished by Peter J. Weisman, P.C. on behalf of Tail Wind.  The items set forth in clauses (i) through (vii) of Section 6(c) (with the exception of item (vi), which will be issued and delivered to Tail Wind by Arent Fox PLLC on or before the Effective Time) shall be delivered to Peter J. Weisman, P.C. to hold in escrow pending release to Tail Wind at the Effective Time pursuant to the authorization (which may be by email) to release furnished by White Field, Inc. on behalf of Eagle.  If the Effective Time does not occur by the Deadline, all such items and documents shall be promptly returned to Eagle and Tail Wind, as the case may be.

7.

Mutual Release.  In consideration of the covenants, agreements and undertakings set forth in this Agreement, the Parties agree to the mutual general release set forth in this Section 7 (the “Mutual Release”), such Mutual Release to be effective on the date which is ninety-one (91) days following the Issuance Date (“Release Date”) so long as no Bankruptcy Event (as defined in the Convertible Notes) has occurred prior to such date, except that, under no circumstances will the Mutual Release be deemed to cover any claims that may arise under the terms of this Agreement, the Promissory Note, the Convertible Notes, or any other document delivered in connection herewith or therewith.  The Mutual Release shall become null and void if a Bankruptcy Event occurs before the Release Date.

(a)

Release of Claims by Eagle/Link.  Eagle and Link each forever generally and completely releases and discharges Tail Wind, each of its affiliates and each of its and their directors, officers, employees, attorneys and agents, in their corporate, company and individual capacities (the “Tail Wind Parties”), of and from any and all claims and demands of every kind and nature, in law, equity or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, and in particular (but without limitation) of and from all claims and demands of every kind and nature, known and unknown, suspected and unsuspected, disclosed and undisclosed, for damages, actual, consequential and exemplary, past, present and future, arising out of or in any way related to Eagle's and Link’s dealings with any Tail Wind Party in connection with the Transaction Documents or the transactions contemplated thereby, and any and all claims raised in the Litigation Proceeding.

(b)

Release of Claims by Tail Wind.  Tail Wind forever generally and completely releases and discharges Eagle and Link, each of their affiliates and each of their directors, officers, employees, attorneys and agents, in both their corporate and individual capacities (the “Eagle/Link Parties”), of and from any and all claims and demands of every kind and nature, in law, equity or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, and in particular (but without limitation) of and from all claims and demands of every kind and nature, known and unknown, suspected and unsuspected, disclosed and undisclosed, for damages, actual, consequential and exemplary, past, present and future, arising out of or in any way related to Tail Wind's dealings with any Eagle/Link Party in connection with the Transaction Documents or the transactions contemplated thereby, and any and all claims raised in the Litigation Proceeding.

(c)

Stay and Dismissal of Litigation Proceeding.  On or promptly following the Effective Time, the parties shall cause further prosecution of the Litigation Proceeding to be stayed without prejudice until the earlier of the Release Date or any Bankruptcy Event.  On or promptly following the Release Date, the parties shall cause the Litigation Proceeding to be dismissed with prejudice.  Each party shall bear its own attorneys’ fees, expenses and costs incurred in connection with the Litigation Proceeding and with the settlement contemplated hereby.

8.

Representations and Warranties of Eagle and Link.  Each of Eagle and Link represents and warrants to Tail Wind that:

(a)

Authorization/Enforceability.  Each of Eagle and Link has full corporate power and authority and has taken all requisite corporate action on the part of each of Eagle and Link, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of this Agreement, the Promissory Note and Convertible Notes and (ii) the performance of all obligations of Eagle and Link under this Agreement, the Promissory Note and the Convertible Notes.  This Agreement constitutes a legal, valid and binding obligation of Eagle and Link, enforceable against Eagle and Link in accordance with its terms.  Each of the Promissory Note, Convertible A Note and Convertible B Note constitutes a legal, valid and binding obligation of Eagle, enforceable against Eagle in accordance with its terms.

(b)

Consents.  The execution, delivery and performance by Eagle and Link of this Agreement, the Promissory Note and Convertible Notes requires no consent of, action by or in respect of, or filing with, any Person, except as otherwise contemplated by this Agreement.

(c)

No Breach, Violation or Default.  The execution, delivery and performance by Eagle and Link of this Agreement, the Promissory Note and the Convertible Notes will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over Eagle, Link or any of their subsidiaries or properties, or (ii) any agreement or instrument to which Eagle, Link or any of their subsidiaries is a party or by which Eagle, Link or any subsidiary is bound, or (iii) the Articles of Incorporation or By-Laws of Eagle or Link.

(d)

Valid Issuance of the Shares.  The Settlement Shares, when issued to Tail Wind in accordance with the terms of this Agreement and the Convertible Notes, will be duly authorized, validly issued, fully paid, non-assessable, and free and clear of all liens, claims, encumbrances and restrictions (except for restrictions on resale under applicable securities laws).

(e)

Compliance with Amex Continued Listing Requirements. To Eagle’s knowledge, there are no proceedings pending or threatened against Eagle relating to the continued listing of the Common Stock on the American Stock Exchange (“Amex”) and Eagle has not received any written notice of the delisting or the possible delisting of the Common Stock from Amex within the past six months.

(f)

Solvency.

(i)

The execution, delivery and performance by Eagle and Link of this Agreement, the Promissory Note and the Convertible Notes and the consummation of the transactions contemplated hereby and thereby do not and will not constitute (A) a fraudulent transfer or conveyance under New York, Texas or other applicable state laws relating to fraudulent transfer or conveyance nor (B) a preferential transfer under federal or any applicable state bankruptcy or insolvency law.

(ii)

Neither Eagle nor any of its subsidiaries is subject to any bankruptcy, insolvency or similar proceeding.

9.

Representations and Warranties of Tail Wind.  Tail Wind represents and warrants to Eagle and Link that:

(a)

Authorization/Enforceability.  Tail Wind has full corporate or other power and authority and has taken all requisite corporate or other action on the part of Tail Wind, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of this Agreement and (ii) the performance of all obligations of Tail Wind under this Agreement.  This Agreement constitutes a valid and legally binding obligation of Tail Wind, enforceable against Tail Wind in accordance with its terms.

(b)

Consents.  The execution, delivery and performance by Tail Wind of this Agreement requires no consent of, action by or in respect of, or filing with, any Person, except as otherwise contemplated by this Agreement.

(c)

No Breach, Violation or Default.  The execution, delivery and performance by Tail Wind of this Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over Tail Wind or any of its properties, or (ii) any agreement or instrument to which Tail Wind is a party or is bound, or (iii) the organizational documents of Tail Wind.

10.

Registration and Free Trading of Settlement Shares.

(a)

Certain Definitions.  As used in this Agreement, the following terms shall have the following meanings:

(i)

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

(ii)

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a registration statement or similar document in compliance with the Securities Act (as defined below), and the declaration or ordering of effectiveness of such registration statement or document.

(iii)

“Registrable Securities” shall mean (a) the Settlement Shares (without regard to any limitations on beneficial ownership contained in this Agreement or the Convertible Notes) or other securities issued or issuable to Tail Wind (i) upon conversion of the Convertible Notes, or (ii) upon any distribution with respect to, any exchange for or any replacement of such Settlement Shares or Convertible Notes or (iii) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (b) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (c) any other security issued as a distribution with respect to, in exchange for or in replacement of the securities referred to in the preceding clauses.

(iv)

“Registration Effectiveness Date” shall mean date on which the initial Registration Statement filed pursuant to this Agreement is declared effective by the SEC.

(v)

“Registration Period” shall mean the period commencing on the Registration Effectiveness Date and terminating upon the earlier of (i) the date on which all Registrable Securities have been sold or (ii) the date on which all Registrable Securities may be sold pursuant to Rule 144(k) promulgated under the Securities Act (or any successor provision).

(vi)

“Registration Statement” shall mean any registration statement of Eagle filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

(vii)

“SEC” shall mean the United States Securities and Exchange Commission.

(b)

Registration.

(i)

Registration Statements.  Promptly following the Issuance Date, (but no later than the earlier of (A) twenty (20) days after the Issuance Date and (B) January 1, 2007 in the event the Issuance Date does not occur by then), Eagle shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to Eagle, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities) covering the resale of the Registrable Securities in an amount equal to 100% of the number of Shares issued on the Issuance Date plus 120% of the number of Conversion Shares issued and issuable upon full conversion of the Convertible Notes at the conversion price in effect as of the filing date (without regard to any limitations or restrictions on beneficial ownership).  In the event any Registrable Securities are not covered by the Registration Statement, Eagle shall promptly amend such Registration Statement or prepare and file with the SEC a new Registration Statement in accordance with the terms hereof in order to cause such Registrable Securities to be covered by a Registration Statement.  Without limiting the foregoing, if at any time less than 110% of the number of Conversion Shares issued and issuable upon full conversion of the Convertible Notes (at the then applicable conversion price in effect without regard to any limitations or restrictions on beneficial ownership) are covered for resale by an effective Registration Statement, then Eagle shall promptly amend such Registration Statement or prepare and file with the SEC a new Registration Statement in accordance with the terms hereof in order to cause 175% of the number of Conversion Shares issued and issuable upon full conversion of the then outstanding principal due under the Convertible Notes at the conversion price in effect as of the filing date (without regard to any limitations or restrictions on beneficial ownership) to be covered for resale by one or more Registration Statement(s).

(ii)

Expenses.  Eagle will pay all expenses associated with each registration, but excluding discounts, commissions and fees of underwriters, selling brokers, dealer managers or similar securities industry professionals.

(iii)

Effectiveness.  Eagle shall use its best efforts to have each Registration Statement declared effective as soon as practicable, but in no event later than the earlier of (A) ninety (90) days after the Issuance Date for the initial Registration Statement and sixty (60) days after filing thereof for any subsequent Registration Statement, and (B) March 1, 2007 in the event the Issuance Date does not occur by January 1, 2007) .  In connection therewith, Eagle shall respond to all SEC comments on the Registration Statement and file any amendments to the Registration Statement as soon as reasonably practicable following any date on which the SEC furnishes comments to, asks questions of, or requests further information from, Eagle or its counsel with respect to the Registration Statement or any part thereof or any document incorporated by reference therein.  After any Registration Statement is declared effective by the SEC, Eagle shall use its best efforts to cause such Registration Statement to remain continuously effective in accordance with the terms hereof throughout the Registration Period; provided, however, that for not more than ten (10) consecutive days and for a total of not more than thirty (30) days in any twelve (12) consecutive month period, Eagle may delay the disclosure of material non-public information concerning Eagle the disclosure of which at the time is not, in the good faith opinion of Eagle, in the best interests of Eagle (“Permitted Blackout”), provided, that Eagle shall promptly (a) notify Tail Wind in writing of the existence of (but in no event, without Tail Wind’s prior written consent, shall Eagle disclose to Tail Wind any of the facts or circumstances regarding) material non-public information giving rise to a Permitted Blackout, and (b) advise Tail Wind in writing to cease all sales under the Registration Statement until the end of the Permitted Blackout.

(c)

Eagle Obligations.  In addition to the foregoing, Eagle shall, as expeditiously as possible:

(i)

prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the entire Registration Period (subject Permitted Blackouts) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the resale or distribution of all Registrable Securities;

(ii)

furnish to Tail Wind such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as Tail Wind may reasonably request in order to facilitate Tail Wind’s disposition of the Registrable Securities;

(iii)

  make best efforts to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(iv)

prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with Tail Wind and its counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as Tail Wind reasonably requests in writing and do any and all other reasonable acts or things necessary or advisable to enable the resale or distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement, provided that Eagle shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, or to become subject to any material tax in any such state or jurisdiction where it is not otherwise subject;

(v)

make best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by Eagle are then quoted or listed; and

(vi)

immediately notify Tail Wind, at any time when a Prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of Tail Wind, promptly prepare and furnish to Tail Wind a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(d)

Indemnification.

(i)

Indemnification by Eagle.  Eagle agrees to indemnify and hold harmless, to the fullest extent permitted by law, Tail Wind, its officers, directors, stockholders and employees and each person who controls Tail Wind (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorney’s fees) and expenses imposed on such person caused by (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or any preliminary prospectus or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon any information furnished in writing to Eagle by Tail Wind, expressly for use therein, or (ii) any violation by Tail Wind of any federal, state or common law, rule or regulation applicable to Tail Wind in connection with any Registration Statement, Prospectus or any preliminary prospectus, or any amendment or supplement thereto, and shall reimburse in accordance with subparagraph (iii) below, each of the foregoing persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claims.  The foregoing is subject to the condition that, insofar as the foregoing indemnities relate to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus or Prospectus that is eliminated or remedied in any Prospectus or amendment or supplement thereto, the above indemnity obligations of Eagle shall not inure to the benefit of any indemnified party if a copy of such corrected Prospectus or amendment or supplement thereto had been made available to such indemnified party and was not sent or given by such indemnified party at or prior to the time such action was required of such indemnified party by the Securities Act and if delivery of such Prospectus or amendment or supplement thereto would have eliminated (or been a sufficient defense to) any liability of such indemnified party with respect to such statement or omission.  Indemnity under this Section 10(d) shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the permitted transfer of the Registrable Securities.

(ii)

Indemnification by Tail Wind.  In connection with any registration pursuant to the terms of this Agreement, Tail Wind will furnish to Eagle in writing such information as Eagle reasonably requests concerning the Tail Wind or the proposed manner of resale or distribution for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the fullest extent permitted by law, Eagle, its directors, officers, employees, stockholders and each person who controls Eagle (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney’s fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by Tail Wind to Eagle specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto and that such information was substantially relied upon by Eagle in preparation of the Registration Statement or Prospectus or any amendment or supplement thereto.  In no event shall the liability of Tail Wind be greater in amount than the dollar amount of the proceeds (net of all expenses paid by any holder of Registrable Securities and the amount of any damages such holder has otherwise been required to pay by reason of such untrue statement or omission) received by such holder of Registrable Securities upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(iii)

Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(iv)

Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (i) and (ii) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of all the Registrable Securities sold by such indemnified party which were covered by the relevant Registration Statement or Prospectus contained therein.

(e)

Effectiveness Default.  If (i) the Registration Statement covering Registrable Securities is not declared effective by the SEC within ninety (90) days following the Issuance Date (or sixty (60) days following the filing of any subsequent Registration Statement, or the fifth day following the date on which Eagle is notified by the SEC that any Registration Statement will not be reviewed or is no longer subject to further review and comments, or March 1, 2007 in the event the Issuance Date does not occur prior to January 1, 2007), (ii) after the Registration Effectiveness Date, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or Eagle’s failure to update the Registration Statement), other than pursuant to a Permitted Blackout, or (iii) the Registrable Securities specifically are not listed or included for quotation on the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market, the Nasdaq Capital Market or the OTC Bulletin Board, or trading of the Common Stock is suspended or halted thereon for more than three (3) hours (any such default under (i), (ii) or (iii) constituting an “Effectiveness Default”), then Eagle will pay Tail Wind as liquidated damages and not as a penalty, an amount equal to 2% of the product of the number of Registrable Securities (whether issued or not) as of the date of such Effectiveness Default times the closing price of the Common Stock on the Principal Market on the date of such Effectiveness Default, for each month (or portion thereof) following the Effectiveness Default during which any of the events described in (i), (ii) or (iii) above occurs and is continuing, which amount shall be payable at the end of each such month and upon termination of the Effectiveness Default.  Such payments shall be in partial compensation to Tail Wind, and shall not constitute Tail Wind’s exclusive remedy for such events.

(f)

Rule 144.  Without limiting anything contained in this Agreement, in the event that any of the Settlement Shares constitute “restricted securities” under and as defined in Rule 144 of the Securities Act, Eagle agrees that (i) for purposes of determining the holding period under Rule 144 of the Securities Act, for Conversion Shares issued upon conversion of the Convertible Notes, based on all facts presently known to Eagle, Eagle shall take the position that the holding period of Tail Wind for such Conversion Shares shall be tacked to the holding period of Tail Wind for the Convertible Notes, and (ii) it shall make publicly available on a timely basis the information necessary to enable Rule 144 under the Securities Act to be available for resale of the Settlement Shares.

(g)

No Action Letter.  Eagle understands that Tail Wind may request (“Request”) from the Division of Corporation Finance of the SEC a “no action letter” (“No Action Letter”) to the effect that (i) such Division will not recommend enforcement if Eagle issues the Settlement Shares to Tail Wind without registration under the Securities Act and (ii) Tail Wind may resell the Settlement Shares received by it without registration under the Securities Act and without regard to Securities Act Rules 144 or 145(c) and (d).  Eagle agrees to cooperate with Tail Wind in connection with any such Request, including without limitation taking any and all actions and executing any and all documents reasonably requested by Tail Wind in connection with any such Request.  Eagle shall take not any position inconsistent with the position contained in any such Request.  Based on all facts presently known to Eagle, Eagle agrees (i) that Tail Wind has never been, is not currently, and immediately following execution hereof will not be, an affiliate of or affiliated with Eagle in any manner or way whatsoever, and (ii) Tail Wind shall not in the future constitute an affiliate of or be affiliated with Eagle in any manner or way whatsoever so long as its sole relationship with Eagle continues to be as a holder of the Settlement Shares, Promissory Note and Convertible Notes and a Party to this Agreement.  Eagle shall not take or assert any position inconsistent with the foregoing clauses (i) and (ii).  Notwithstanding the provisions of this Section 10(g), in the event that the staff of the SEC disagrees with Eagle’s interpretation that Tail Wind is not an affiliate of Eagle, Eagle will comply with the SEC’s interpretation and take any necessary steps to remain in compliance with any applicable securities laws.

(h)

Legends.  Promptly following the earliest of (a) the Registration Effectiveness Date, (b) the date on which Rule 144(k) under the Securities Act becomes available with respect to the Registrable Securities, or (c) the date on which Eagle and/or Tail Wind receives a No Action Letter, Eagle shall promptly cause certificates evidencing the Settlement Shares previously issued to be replaced with certificates which do not bear such restrictive legends, and Conversion Shares subsequently issued shall not bear such restrictive legends.  In the event that Eagle does not issue new, unlegended certificates in replacement of the legended certificates as required under this Section 10(h) within 10 business days of a written request to do so, or if any subsequently issued Conversion Shares are issued with restrictive legends when unlegended certificates are required under this Section 10(h), Eagle shall be liable to Tail Wind (or subsequent holder thereof) for damages in an amount of $1,000 cash for each such day beyond the replacement date (or issuance date, in the case of newly converted Convertible Notes) that such unlegended certificates are not issued and delivered to Tail Wind (or subsequent holder).

11.

Arbitration.  Any and all disputes arising from or in connection with this Agreement (excluding matters pertaining to the Promissory Note or Conversion Notes subject to the confession of judgment described in Section 12 below), whether based on contract, tort, common law, equity, statute, regulation, order or otherwise (“Disputes”), including Disputes arising in connection with claims by third persons, shall be exclusively governed by and settled in accordance with the provisions of this Section 11; provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions of this Section 11 or to preserve the status quo pending resolution of Disputes hereunder.

(a)

Binding Arbitration.  The Parties hereby agree to submit all Disputes to arbitration for final and binding resolution.  Either Party may initiate such arbitration by delivery of a demand therefor (the “Arbitration Demand”) to the other Party.  The arbitration shall be conducted in New York, New York by a sole arbitrator selected by agreement of the parties not later than 10 days after delivery of the Arbitration Demand, or, failing such agreement, appointed pursuant to the Commercial Arbitration Rules of the American Arbitration Association, as amended from time to time (the “AAA Rules”).  If the arbitrator becomes unable to serve, his successor(s) shall be similarly selected or appointed.

(b)

Procedures.  The arbitration shall be conducted pursuant to the Federal Arbitration Act and such procedures as the parties may agree or, in the absence of or failing such agreement, pursuant to the AAA Rules.  Notwithstanding the foregoing (i) each party shall provide to the other, reasonably in advance of any hearing, copies of all documents that a party intends to present in such hearing; (ii) all hearings shall be conducted on an expedited schedule; and (iii) all proceedings shall be confidential, except that either party may at its expense make a stenographic record thereof.

(c)

Timing.  The arbitrator shall complete all hearings not later than 90 days after his or her selection or appointment, and shall make a final award not later than 30 days thereafter.  The arbitrator shall apportion all costs and expenses of the arbitration, including the arbitrator's fees and expenses and fees and expenses of experts (“Arbitration Costs”), between the prevailing and non-prevailing party as the arbitrator shall deem fair and reasonable.  In circumstances where a Dispute has been asserted or defended against on grounds that the arbitrator deems manifestly unreasonable, the arbitrator may assess all Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorney's fees and expenses in connection with any and all proceedings under this Section 11.

12.

Payment Set Aside. To the extent that Eagle makes a payment or payments to Tail Wind pursuant to this Agreement, the Promissory Note or the Convertible Notes (whether is cash, Common Stock or otherwise) or Tail Wind enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to Eagle, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy or insolvency law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

13.

Confidentiality.  The Parties agree to maintain as confidential and not disclose the existence of, or the terms or conditions of, this Agreement (other than to its agents or representatives which shall keep same confidential), except to the extent required to be disclosed pursuant to law or legal process and except to the extent required to be disclosed in an SEC filing, provided however, that (a) Eagle agrees to timely file any and all such documents and exhibits as may be required under the Securities Act or the Exchange Act in connection with the execution of this Agreement and the transactions contemplated hereby, and (b) Eagle shall in any event, prior to the issuance of any Settlement Shares, publicly disclose sufficient information concerning the terms and conditions of this Agreement such that Tail Wind is not in possession of any material non-public information concerning Eagle.  Eagle represents, warrants agrees that (i) it has not provided to Tail Wind any material non-public information concerning Eagle (other than the existence of this Agreement), and (ii) it will not furnish to Tail Wind any material non-public information concerning Eagle without Tail Wind’s prior written consent.

14.

Miscellaneous.

(a)

Listing.  Eagle shall use its reasonable efforts to continue the uninterrupted listing of its Common Stock on Amex and to comply in all material respects with Eagle’s reporting, filing and other obligations under the rules of Amex while any Shares, Conversion Shares or either of the Convertible Notes are outstanding.

(b)

No Conflicting Agreements.  Eagle will not, and will not permit its subsidiaries to, take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to Tail Wind hereunder or under the Promissory Note or Convertible Notes.

(c)

Successors and Assigns.  Neither this Agreement nor the respective obligations of the Parties hereunder may be assigned by either Party without the prior written consent of the other Parties (provided that the registration provisions contained in Section 10 may be assigned to any transferee of the Convertible Notes or the Registrable Securities (excluding transferees receiving Settlement Shares sold pursuant to a Registration Statement) without such prior consent.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties.

(d)

Counterparts.  This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)

Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(f)

Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given only upon delivery to each Party to be notified by (i) personal delivery, (ii) facsimile transmission, or (iii) internationally recognized overnight air courier, addressed to the Party to be notified at the address as follows, or at such other address as such Party may designate by ten days' advance written notice given hereunder to the other Party:

If to Eagle or Link:

Eagle Broadband, Inc.

101 Courageous Drive

League City, TX 77573

Attn:  Jeff Adams, Corporate Counsel

Telephone:

(281) 538-6000

Facsimile:

(281) 538-4730

with a copy to:

Bryan J. Sinclair, Esq.

White Field, Inc.

3723 Haven Ave., #102

Menlo Park, CA 94025

Telephone:

(650) 261-1701

Facsimile:

(650) 249-1943

If to Tail Wind:

The Tail Wind Fund Ltd.

c/o Tail Wind Advisory and Management Ltd.

One Regent Street, 1st Floor

London SW1Y 4NS England

Attn:

David Crook

Telephone:

44-207-468-7660

Facsimile:

44-207-468-7657

with a copy to:

Peter J. Weisman, P.C.

335 Madison Avenue, Suite 1702

New York, New York 10017

Telephone:

(212) 418-4792

Facsimile:

(212) 318-8855

(g)

Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Eagle and Tail Wind.

(h)

Entire Agreement.  This Agreement, the Promissory Note and the Convertible Notes constitute the entire agreement between Eagle, Link and Tail Wind with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

(i)

Further Assurances.  The Parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)

Applicable Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

[signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered as of the date hereof.

EAGLE BROADBAND, INC.
By: /s/ David Micek
David Micek
President

LINK TWO COMMUNICATIONS, INC.
By: /s/ David Micek
David Micek
President of Eagle Broadband, Inc., sole shareholder

THE TAIL WIND FUND LTD.
By: TAIL WIND ADVISORY AND MANAGEMENT LTD., as investment manager
By: /s/ David Crook
David Crook
CEO

EXHIBIT A

THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE NOTE UPON PARTIAL REPAYMENTS.  AS A RESULT, FOLLOWING ANY REPAYMENT OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL AMOUNT AND ACCRUED INTEREST SET FORTH BELOW.

PROMISSORY NOTE DUE MARCH 1, 2008

OF

EAGLE BROADBAND, INC.

This Note (“Note”) is duly authorized and issued by EAGLE BROADBAND, INC., a corporation duly organized and existing under the laws of the State of Texas (the “Company”), pursuant to that certain Settlement Agreement (the “Settlement Agreement”) dated on or about February 15, 2006 between the Company and the Holder (as defined below).  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Settlement Agreement.

For Value Received, the Company hereby promises to pay to the order of THE TAIL WIND FUND LTD. or its registered assigns or successors-in-interest (“Holder”) the principal amount of Four Hundred Thousand Dollars (U.S. $400,000), together with all accrued but unpaid interest thereon, if any, on or prior to March 1, 2008 (“Maturity Date”) in accordance with the terms hereof.  Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs, then to unpaid interest and fees and any remaining amount to principal.

All payments of principal and interest on this Note shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note or by Company check.  This Note may be prepaid in whole or in part.  Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day.

For purposes hereof the following terms shall have the meanings ascribed to them below:

“Bankruptcy Event” means any of the following events: (a) the Company or any subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any subsidiary thereof; (b) there is commenced against the Company or any subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any subsidiary is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company or any subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Company or any subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Company or any subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

“Change in Control Transaction” will be deemed to exist if (i) there occurs any consolidation, merger or other business combination of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in any of such events the voting stockholders of the Company prior to such event cease to own 50% or more of the voting power, or corresponding voting equity interests, of the surviving corporation after such event (including without limitation any “going private” transaction under Rule 13e-3 promulgated pursuant to the Exchange Act or tender offer by the Company under Rule 13e-4 promulgated pursuant to the Exchange Act for 20% or more of the Company's Common Stock), (ii) any person (as defined in Section 13(d) of the Exchange Act), together with its affiliates and associates (as such terms are defined in Rule 405 under the Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 35% of the Company's voting power, (iii) there is a replacement of more than one-half of the members of the Company’s Board of Directors which is not approved by those individuals who are members of the Company's Board of Directors on the date thereof, (iv) in one or a series of related transactions, there is a sale or transfer of all or substantially all of the assets of the Company, determined on a consolidated basis, or (v) the Company enters into any agreement providing for an event set forth in (i), (ii), (iii) or (iv) above.

“Principal Amount” shall refer to the principal amount outstanding under this Note and all accrued but unpaid interest thereon.

The following terms and conditions shall apply to this Note:

Section 1. Monthly Payments.  The Company shall repay the original principal amount of this Note in twenty-four (24) equal monthly installments of $16,666.67 each, together with interest accrued to date thereon, if any, payable on the first Business Day of each calendar month beginning on April 1, 2006.

Section 2. No Withholding or Deduction.  No payment by the Company to the Holder hereunder, whether for principal, interest or otherwise, shall be subject to any deduction, withholding or offset for any reason whatsoever.

Section 3. Defaults and Remedies.

(a)

Events of Default.  An “Event of Default” is:  (i) a default in payment of any amount due hereunder which default continues for more than 5 business days after the due date thereof; (ii) the occurrence of a Change in Control Transaction; (iii) failure by the Company for fifteen (15) days after written notice has been received by the Company to comply with any material provision of any of this Note, the Convertible Notes or the Settlement Agreement; (iv) a material breach by the Company of its representations or warranties in the Settlement Agreement; (v) any default after any cure period under, or acceleration prior to maturity of, any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company for in excess of $100,000 or for money borrowed the repayment of which is guaranteed by the Company for in excess of $100,000, whether such indebtedness or guarantee now exists or shall be created hereafter (including without limitation the Convertible Notes, but excluding that certain debt to Dean Cubley in the currently outstanding principal amount of approximately $1,924,000 which accrues interest daily); or (vi) if the Company is subject to any Bankruptcy Event.

(b)

Remedies.  If an Event of Default occurs and is continuing with respect to this Note, the Holder may declare upon written notice (as set forth in Section 14(f) of the Settlement Agreement) all of the then outstanding Principal Amount of this Note, including any interest due thereon, to be due and payable immediately, except that in the case of an Event of Default arising from events described in clause (vi) of Section 3(a), this Note shall become due and payable without further action or notice.  In the event of such acceleration, the amount due and owing to the Holder shall be equal to 115% of the outstanding Principal Amount of this Note (plus all accrued and unpaid interest, if any).  In either case the Company shall pay interest on such amount in cash at the Default Rate to the Holder if such amount is not paid within 7 days of acceleration.  The remedies under this Note shall be cumulative.

(c)

Default Interest.  Notwithstanding anything contained herein, this Note shall bear interest on the due and unpaid outstanding Principal Amount from and after the occurrence and during the continuance of an Event of Default pursuant to Section 4(a) at the rate (the “Default Rate”) equal to the lower of eighteen (18%) per annum or the highest rate permitted by law.

(d)

Confession of Judgment.  At any time following notice of acceleration hereunder, Holder shall be entitled (i) to complete (by filling in the appropriate accelerated amount then due plus default interest) the relevant affidavit for judgment by confession delivered by Eagle to Tail Wind pursuant to Section 6(c)(vii) of the Settlement Agreement, and (ii) to file such completed affidavit, with any other appropriate material, in New York County, New York, in the manner necessary to effect the entry of judgment in such accelerated amount plus interest against Eagle and in favor of Holder.

Section 4.  General.

(a)

Payment of Expenses.  The Company agrees to pay all reasonable charges and expenses, including attorneys' fees and expenses, which may be incurred by the Holder in successfully enforcing this Note and/or collecting any amount due under this Note.

(b)

Savings Clause.  In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.  In no event shall the amount of interest paid hereunder exceed the maximum rate of interest on the unpaid principal balance hereof allowable by applicable law.  If any sum is collected in excess of the applicable maximum rate, the excess collected shall be applied to reduce the principal debt.  If the interest actually collected hereunder is still in excess of the applicable maximum rate, the interest rate shall be reduced so as not to exceed the maximum allowable under law.

(c)

Amendment.  Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

(d)

Assignment, Etc.  The Holder may assign or transfer this Note to any transferee only with the prior written consent of the Company, which may not be unreasonably withheld or delayed, provided that (i) the Holder may assign or transfer this Note to any of such Holder's affiliates without the consent of the Company and (ii) upon any Event of Default, the Holder may assign or transfer this Note without the consent of the Company.  The Holder shall notify the Company of any such assignment or transfer promptly.  This Note shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and permitted assigns.

(e)

No Waiver.  No failure on the part of the Holder to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.  Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

(f)

Governing Law; Jurisdiction.

(i)

Governing Law.  THIS NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

(ii)

Jurisdiction.  The Company irrevocably submits to the exclusive jurisdiction of any State or Federal Court sitting in the State of New York, County of New York, over any suit, action, or proceeding arising out of or relating to this Note.  The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum.

The Company agrees that the service of process upon it mailed by certified or registered mail (and service so made shall be deemed complete three days after the same has been posted as aforesaid) or by personal service shall be deemed in every respect effective service of process upon it in any such suit or proceeding.  Nothing herein shall affect Holder's right to serve process in any other manner permitted by law.  The Company agrees that a final non-appeasable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

Notwithstanding anything contained herein, the Company agrees that this Note is subject to the confession of judgment as described in Section 12 of the Settlement Agreement.

(iii)

NO JURY TRIAL.  THE COMPANY HERETO KNOWINGLY AND VOLUNTARILY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE.

(g)

Replacement Notes.  This Note may be exchanged by Holder at any time and from time to time for a Note or Notes with different denominations representing an equal aggregate outstanding Principal Amount, as reasonably requested by Holder, upon surrendering the same.  No service charge will be made for such registration or exchange.  In the event that Holder notifies the Company that this Note has been lost, stolen or destroyed, a replacement Note identical in all respects to the original Note (except for registration number and Principal Amount, if different than that shown on the original Note), shall be issued to the Holder, provided that the Holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with the Note.

(h)

Notices Procedures.  Any and all notices or other communications or deliveries to be provided hereunder shall be in writing and delivered personally, by confirmed facsimile, or by a nationally recognized overnight courier service to the other party at the facsimile telephone number or address of the principal place of business of such party as set forth in the Settlement Agreement.  Any notice or other communication or deliveries hereunder shall be deemed delivered (i) upon receipt, when delivered personally, (ii) when sent by facsimile, upon receipt if received on a Business Day prior to 5:00 p.m. (Eastern Time), or on the first Business Day following such receipt if received on a Business Day after 5:00 p.m. (Eastern Time) or (iii) upon receipt, when deposited with a nationally recognized overnight courier service.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered on March 1, 2006.

EAGLE BROADBAND, INC.
By:
David Micek
President

Attest:
Sign:
Print Name:

EXHIBIT B

THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE NOTE IN THE EVENT OF A PARTIAL CONVERSION.  AS A RESULT, FOLLOWING ANY CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL AMOUNT AND ACCRUED INTEREST SET FORTH BELOW.

CONVERTIBLE A NOTE DUE MARCH 1, 2008

OF

EAGLE BROADBAND, INC.

This Convertible A Note (“Note”) is duly authorized and issued by EAGLE BROADBAND, INC., a corporation duly organized and existing under the laws of the State of Texas (the “Company”), pursuant to that certain Settlement Agreement (the “Settlement Agreement”) dated on or about February 15, 2006 between the Company and the Holder (as defined below).  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Settlement Agreement.

For Value Received, the Company hereby promises to pay to the order of THE TAIL WIND FUND LTD. or its registered assigns or successors-in-interest (“Holder”) the principal sum of (a) One Million Dollars (U.S. $1,000,000), plus (b) all or such portion of the Share Amount which was not paid to the Holder in Shares under the Settlement Agreement, plus (c) any other amounts which may be added to the outstanding principal balance hereof pursuant to the Settlement Agreement (together, the “Original Principal Amount”), together with all accrued but unpaid interest thereon, if any, on March 1, 2008 (“Maturity Date”), to the extent such principal amount and interest has not been converted into the Company's Common Stock in accordance with the terms hereof.  Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs, then to unpaid interest and fees and any remaining amount to principal.

All payments of principal and interest on this Note shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note or by Company check.  This Note may not be prepaid in whole or in part.  Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day.

For purposes hereof the following terms shall have the meanings ascribed to them below:

“Bankruptcy Event” means any of the following events: (a) the Company or any subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any subsidiary thereof; (b) there is commenced against the Company or any subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any subsidiary is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company or any subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Company or any subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Company or any subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

“Change in Control Transaction” will be deemed to exist if (i) there occurs any consolidation, merger or other business combination of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in any of such events the voting stockholders of the Company prior to such event cease to own 50% or more of the voting power, or corresponding voting equity interests, of the surviving corporation after such event (including without limitation any “going private” transaction under Rule 13e-3 promulgated pursuant to the Exchange Act or tender offer by the Company under Rule 13e-4 promulgated pursuant to the Exchange Act for 20% or more of the Company's Common Stock), (ii) any person (as defined in Section 13(d) of the Exchange Act), together with its affiliates and associates (as such terms are defined in Rule 405 under the Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 35% of the Company's voting power, (iii) there is a replacement of more than one-half of the members of the Company’s Board of Directors which is not approved by those individuals who are members of the Company's Board of Directors on the date thereof, (iv) in one or a series of related transactions, there is a sale or transfer of all or substantially all of the assets of the Company, determined on a consolidated basis, or (v) the Company enters into any agreement providing for an event set forth in (i), (ii), (iii) or (iv) above.

“Conversion Price” shall equal (a) the arithmetic average of the daily VWAPs for the ten (10) Trading Days immediately preceding the applicable Conversion Date in the case of any conversion elected by the Holder hereunder, or (b) 95% of the arithmetic average of the daily VWAPs for the ten (10) Trading Days immediately preceding the Maturity Date in the case of conversion of this Note by the Company in whole or in part on the Maturity Date in payment of the outstanding Principal Amount hereof.

“Conversion Shares” means the shares of Common Stock into which this Note is convertible (including shares of Common Stock issued in repayment hereunder on the Maturity Date) in accordance with the terms hereof and the Settlement Agreement.

 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Freely Tradable” shall mean that (i) the applicable Registrable Securities may be sold by the Holder (A) pursuant to an effective Registration Statement covering such shares in accordance with the terms of the Settlement Agreement, which Registration Statement is not subject to any suspension or stop order, and such sales may be effected pursuant to a current and deliverable Prospectus that is not subject at the time to any blackout or similar circumstance, (B) without restriction or registration under the Securities Act pursuant to Rule 144(k) promulgated thereunder (or any successor provision), or (C) without registration under the Securities Act pursuant to Section 3(a)(10) of the Securities Act without regard to Securities Act Rules 144 or 145(c) and (d), (ii) the applicable Registrable Securities are listed, or approved for listing prior to issuance, on the American Stock Exchange, the New York Stock Exchange, the Nasdaq National or Capital Market or the OTC Bulletin Board, and are not subject to any trading suspension (nor shall trading generally have been suspended on such exchange or market), and the Company shall not have been notified of any pending or threatened proceeding or other action to delist or suspend the Common Stock on any of such markets on which the Common Stock is then traded or listed; (iv) the requisite number of shares of Common Stock shall have been duly authorized and reserved for issuance as required by the terms of the Settlement Agreement and this Note; and (v) none of the Company or any direct or indirect subsidiary of the Company shall be subject to any Bankruptcy Event.

“Principal Amount” shall refer to the sum of (i) the Original Principal Amount of this Note, and (ii) all accrued but unpaid interest hereunder, if any, less (iii) any conversions of any portion of the Principal Amount hereunder.

“Principal Market” shall mean the American Stock Exchange or such other principal market or exchange on which the Common Stock is then listed for trading.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Trading Day” shall mean a day on which there is trading on the Principal Market.

 “VWAP” shall mean the daily dollar volume-weighted average sale price for the Common Stock on the Principal Market on any particular Trading Day during the period beginning at 9:30 a.m., New York City Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its "Volume at Price" functions or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York City Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.  If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder.  All such determinations of VWAP shall to be appropriately and equitably adjusted in accordance with the provisions set forth herein for any stock dividend, stock split, stock combination or other similar transaction occurring during any period used to determine the Conversion Price (or other period utilizing VWAPs).

The following terms and conditions shall apply to this Note:

Section 1. Repayment at Maturity.

(a)

Maturity.  Subject to the terms of this Section 1, on the Maturity Date the Company shall repay the entire outstanding Principal Amount of this Note, together with interest accrued to date hereunder, in accordance with this Section 1.

(b)

Cash or Common Stock.  Subject to the terms hereof, the Company shall have the right to satisfy repayment of this Note on the Maturity Date pursuant to Section 1(a) either in cash or in shares of Common Stock (or a combination thereof) at the Company’s option.  The Company shall deliver to the Holder a written irrevocable notice electing to make such payment in either cash or Common Stock (or both) (“Payment Election Notice”).  Such Payment Election Notice shall be delivered at least ten (10) Trading Days prior to the Maturity Date (the date of such notice being the “Notice Date”) and specify the portion of the outstanding Principal Amount to be repaid in Common Stock.  If such Payment Election Notice is not delivered within the prescribed period set forth in the preceding sentence, then the payment shall be made in either cash or shares of Common Stock on the same terms hereunder at the Holder’s option.  If the Company elects or is required to pay the outstanding Principal Amount in cash on the Maturity Date, then on such date the Company shall pay to the Holder an amount equal to such portion of the outstanding Principal Amount being paid in cash in satisfaction of such obligation.  If the Company elects or is required to pay the outstanding Principal Amount in shares of Common Stock, the number of such shares to be issued for such Payment Date shall be the number determined by dividing (x) the outstanding Principal Amount elected to be repaid in Common Stock, by (y) the applicable Conversion Price.  Such shares shall be issued and delivered within three (3) Trading Days following such Maturity Date and shall be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances and  restrictions and free and clear of legends.  If the Holder does not receive the requisite number of shares of Common Stock in the form required above within such three Trading Day period, the Holder shall have the option of either (a) requiring the Company to issue and deliver all or a portion of such shares or (b) canceling such election (whether by the Company or Holder) to pay such outstanding Principal Amount in Common Stock (in whole or in part), in which case the Company shall immediately pay in cash the full such outstanding Principal Amount due hereunder or such portion as the Holder specifies is to be paid in cash instead of Common Stock.

(c)

Limitations on Payment in Stock.  Notwithstanding anything to the contrary herein, the Company shall be prohibited from exercising its right to pay the outstanding Principal Amount in shares of Common Stock (and must deliver cash in respect thereof) on the Maturity Date if (i) at any time from the Notice Date until the time at which the Holder receives such shares the Conversion Shares are not Freely Tradable or an Event of Default shall have occurred and be continuing under this Note, (ii) the Average Daily Dollar Volume (as defined in that certain Convertible A Note Due March 1, 2008 issued to The Tail Wind Fund Ltd. on or about the date hereof) for the full calendar month immediately preceding the Maturity Date is less than $200,000, or (iii) the closing bid price per share of Common Stock on the Principal Market for each of the ten (10) Trading Days immediately preceding the applicable Payment Date is not greater than $0.10, unless otherwise waived in writing by the Holder in whole or in part at the Holder’s option.

(d)

Ownership/Issuance Limitations.  Notwithstanding anything to the contrary herein, the Company shall be prohibited from exercising its right to pay the outstanding Principal Amount in shares of Common Stock (and must deliver cash in respect thereof) on the Maturity Date to the extent, and only to the extent, that such payment in shares of Common Stock would result in the Holder hereof exceeding the limitations contained in Section 3(i) below.

(e)

Deemed Conversions.  Any payment of the outstanding Principal Amount in shares of Common Stock pursuant to the terms hereof shall constitute and be deemed a conversion of such portion of the outstanding Principal Amount of this Note for all purposes under this Note and the Settlement Agreement (and constitute Conversion Shares hereunder).

Section 2. No Withholding or Deduction.  No payment by the Company to the Holder hereunder, whether for principal, interest or otherwise, shall be subject to any deduction, withholding or offset for any reason whatsoever.

Section 3. Conversion.

(a)

Conversion Right.  Subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at such Holder's option, at any time and from time to time after March 1, 2007, to convert the outstanding Principal Amount under this Note in whole or in part by delivering to the Company a fully executed notice of conversion in the form of conversion notice attached hereto as Exhibit A (the “Conversion Notice”), which may be transmitted by facsimile, provided however, that the Holder may not convert more than five percent (5%) of the Original Principal Amount in any calendar month so long as all Registrable Securities are Freely Tradable throughout such calendar month.  Notwithstanding anything to the contrary herein, this Note and the outstanding Principal Amount hereunder shall not be convertible into Common Stock to the extent that such conversion would result in the Holder exceeding the limitations contained in, or otherwise violating the provisions of, Section 3(i) below.

(b)

Common Stock Issuance upon Conversion.

(i)

Conversion Date Procedures.  Upon conversion of this Note pursuant to Section 3(a) above, the outstanding Principal Amount hereunder shall be converted into such number of fully paid, validly issued and non-assessable shares of Common Stock, free of any liens, claims and encumbrances, as is determined by dividing the outstanding Principal Amount being converted by the then applicable Conversion Price.  The date of any Conversion Notice hereunder shall be referred to herein as the “Conversion Date”.  If a conversion under this Note cannot be effected in full for any reason, or if the Holder is converting less than all of the outstanding Principal Amount hereunder pursuant to a Conversion Notice, the Company shall promptly deliver to the Holder (but no later than five Trading Days after the Conversion Date) a Note for such outstanding Principal Amount as has not been converted if this Note has been surrendered to the Company for partial conversion.  The Holder shall not be required to physically surrender this Note to the Company upon any conversion hereunder unless the full outstanding Principal Amount represented by this Note is being converted or repaid.  The Holder and the Company shall maintain records showing the outstanding Principal Amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon each such conversion.

(ii)

Stock Certificates or DWAC.  The Company will deliver to the Holder not later than three (3) Trading Days after the Conversion Date, a certificate or certificates which shall be free of restrictive legends, representing the number of shares of Common Stock being acquired upon the conversion of this Note.  In lieu of delivering physical certificates representing the shares of Common Stock issuable upon conversion of this Note, provided the Company's transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon request of the Holder, the Company shall use commercially reasonable efforts to cause its transfer agent to electronically transmit such shares issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder’s (or such designee’s) prime broker with DTC through its Deposit Withdrawal Agent Commission system (provided that the same time periods herein as for stock certificates shall apply).  If in the case of any conversion hereunder, such certificate or certificates are not delivered to or as directed by the Holder by the fifth Trading Day after the Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return this Note tendered for conversion.  If the Company fails to deliver to the Holder such certificate or certificates (or shares through DTC) pursuant to this Section 3(b) free of any restrictions on transfer or legends in accordance herewith, prior to the tenth day after the Conversion Date, the Company shall pay to the Holder, in cash, an amount equal to 2% of the Principal Amount per month (provided such conversion has not been rescinded by the Holder).

(c)

Conversion Price Adjustments.

(i)

Stock Dividends, Splits and Combinations.  If the Company or any of its subsidiaries, at any time while the Note is outstanding (A) shall pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (B) subdivide outstanding Common Stock into a larger number of shares, or (C) combine outstanding Common Stock into a smaller number of shares, then each Affected Conversion Price (as defined below) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event.  Any adjustment made pursuant to this Section 3(c)(i) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

As used herein, the Affected Conversion Prices (each an “Affected Conversion Price”) shall refer to:  (i) the Conversion Price;  and (ii) each reported VWAP occurring on any Trading Day included in the period used for determining the Conversion Price, as the case may be, which Trading Day occurred before the record date in the case of events referred to in clause (A) of this subparagraph 3(c)(i) and before the effective date in the case of the events referred to in clauses (B) and (C) of this subparagraph 3(c)(i).

(ii)

Distributions.  If the Company or any of its subsidiaries, at any time while the Note is outstanding, shall distribute to all holders of Common Stock evidences of its indebtedness or assets or cash or rights or warrants to subscribe for or purchase any security of the Company or any of its subsidiaries (excluding those referred to in Section 3(c)(i) above), then concurrently with such distributions to holders of Common Stock, the Company shall distribute to Holder the amount of such indebtedness, assets, cash or rights or warrants which the Holder would have received had this Note been converted in full into Common Stock at the Conversion Price immediately prior to the record date for such distribution.

(iii)

Notice of Adjustments.  Whenever any adjustment occurs pursuant to Section 3(c)(i) or (ii) above, the Company shall promptly deliver to Holder a notice setting forth the Affected Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, provided that any failure to so provide such notice shall not affect the automatic adjustment hereunder.

(iv)

Change in Control Transactions.  In case of any Change in Control Transaction, the Holder shall have the right thereafter to, at its option, (A) convert this Note at the Conversion Price into the shares of stock and other securities, cash and/or property receivable upon or deemed to be held by holders of Common Stock following such Change in Control Transaction, and the Holder shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which this Note could have been converted immediately prior to such Change in Control Transaction would have been entitled if such conversion were permitted, subject to such further applicable adjustments set forth in this Section 3 or (B) require the Company or its successor to redeem this Note, in whole or in part, at a redemption price equal to 115% of the outstanding Principal Amount being redeemed.  The terms of any such Change in Control Transaction shall include such terms so as to continue to give to the Holder the right to receive the amount of securities, cash and/or property upon any conversion or redemption following such Change in Control Transaction to which a holder of the number of shares of Common Stock deliverable upon such conversion would have been entitled in such Change in Control Transaction, and any interest payable hereunder shall be in cash or such new securities and/or property, at the Holder’s option.  This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

Notice of Certain Events.  If:

A.

the Company shall declare a dividend (or any other distribution) on its Common Stock; or

B.

the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

C.

the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

D.

the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; or

E.

the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be mailed to the Holder at its last address as it shall appear upon the books of the Company, on or prior to the date notice to the Company's stockholders generally is given, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange.

(d)

Reservation and Issuance of Underlying Securities.  The Company covenants that, following Shareholder Approval, it will at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of issuance upon conversion of this Note (including repayment in stock on the Maturity Date), free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than 150% of such number of shares of Common Stock as shall be issuable (taking into account the adjustments under this Section 3 but without regard to any ownership limitations contained herein) upon the full conversion of this Note (including repayment in Common Stock on the Maturity Date).  If at any time the number of shares of Common Stock reserved for issuance upon conversion hereunder is less than 110% of such number of shares of Common Stock issuable hereunder upon conversion on a particular date (without regard to any ownership limitations contained herein), then the Company shall reserve such number of additional shares of Common Stock, solely for the purpose of issuance upon conversion of this Note, such that not less than 150% of such number of shares of Common Stock as shall be issuable upon conversion hereunder in full as of such date (without regard to any ownership limitations contained herein) shall be reserved for issuance upon conversion of this Note.  If at any time the number of shares of Common Stock reserved for issuance upon conversion hereunder is more than 175% of such number of shares of Common Stock issuable hereunder upon conversion on a particular date (without regard to any ownership limitations contained herein), then the Company may reduce the number of shares of Common Stock so reserved such that not less than 150% of such number of shares of Common Stock as shall be issuable upon conversion hereunder in full as of such date (without regard to any ownership limitations contained herein) shall be reserved for issuance upon conversion of this Note.  The Company agrees that the number of shares reserved hereunder shall be appropriately and equitably adjusted in connection with any conversion price adjustment hereunder.  The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, nonassessable and Freely Tradable.

(e)

No Fractions.  Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the closing price of a share of Common Stock at such time.  If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(f)

Charges, Taxes and Expenses.  Issuance of certificates for shares of Common Stock upon the conversion of this Note (including repayment in stock) shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder.

(g)

Cancellation.  After all of the Principal Amount has been paid in full or converted into Common Stock, this Note shall automatically be deemed canceled and the Holder shall promptly surrender the Note to the Company at the Company’s principal executive offices.

(h)

Notices Procedures.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by confirmed facsimile, or by a nationally recognized overnight courier service to the Company at the facsimile telephone number or address of the principal place of business of the Company as set forth in the Settlement Agreement.  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of the Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder.  Any notice or other communication or deliveries hereunder shall be deemed delivered (i) upon receipt, when delivered personally, (ii) when sent by facsimile, upon receipt if received on a Business Day prior to 5:00 p.m. (Eastern Time), or on the first Business Day following such receipt if received on a Business Day after 5:00 p.m. (Eastern Time) or (iii) upon receipt, when deposited with a nationally recognized overnight courier service.

(i)

Conversion Limitations.

(A) 9.9% Limitation.  Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon conversion pursuant to the terms hereof shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by such Holder (other than by virtue of the ownership of securities or rights to acquire securities (including under the Settlement Agreement) that have limitations on the Holder’s right to convert, exercise or purchase similar to the limitation set forth herein), together with all shares of Common Stock deemed beneficially owned at such time (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) by the holder’s “affiliates” at such time (as defined in Rule 144 of the Securities Act) (“Aggregation Parties”) that would be aggregated for purposes of determining whether a group under Section 13(d) of the Securities Exchange Act of 1934 as amended, exists, would exceed 9.9% of the total issued and outstanding shares of the Common Stock (the “Restricted Ownership Percentage”).

(B) Overall Limit on Common Stock Issuable.  Notwithstanding anything contained herein to the contrary, the number of shares of Common Stock issuable by the Company and acquirable by the Holder, together the number of shares issued under the Settlement Agreement, shall not exceed the amount which would constitute a breach of the Company’s obligations under the rules or regulations of the Principal Market upon which the Common Stock is or becomes traded (the “Cap Regulations”), and in such case, the Company shall promptly call a shareholders meeting to obtain shareholder approval for the issuance of shares of Common Stock hereunder in excess of such Cap Regulations.

Section 4. Defaults and Remedies.

(a)

Events of Default.  An “Event of Default” is:  (i) a default in payment of any amount due hereunder which default continues for more than 5 business days after the due date thereof; (ii) a default in the timely issuance of Conversion Shares upon and in accordance with terms hereof, which default continues for five Business Days after the Company has received written notice informing the Company that it has failed to issue shares or deliver stock certificates within the fifth day following the Conversion Date; (iii) failure by the Company for fifteen (15) days after written notice has been received by the Company to comply with any material provision of any of this Note, the Promissory Note, the Convertible B Note or the Settlement Agreement (including without limitation the failure to issue the requisite number of shares of Common Stock under the Settlement Agreement and the failure to redeem this Note upon the Holder’s request following a Change in Control Transaction pursuant to Section 3(c)(iv); (iv) a material breach by the Company of its representations or warranties in the Settlement Agreement; (v) any default after any cure period under, or acceleration prior to maturity of, any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company for in excess of $100,000 or for money borrowed the repayment of which is guaranteed by the Company for in excess of $100,000, whether such indebtedness or guarantee now exists or shall be created hereafter (including without limitation the Promissory Note and Convertible B Note, but excluding that certain debt to Dean Cubley in the currently outstanding principal amount of approximately $1,924,000 which accrues interest daily); or (vi) if the Company is subject to any Bankruptcy Event.

(b)

Remedies.  If an Event of Default occurs and is continuing with respect to this Note, the Holder may declare upon written notice (as set forth in Section 14(f) of the Settlement Agreement) all of the then outstanding Principal Amount of this Note, including any interest due thereon, to be due and payable immediately, except that in the case of an Event of Default arising from events described in clause (vi) of Section 4(a), this Note shall become due and payable without further action or notice.  In the event of such acceleration, the amount due and owing to the Holder shall be 115% of the outstanding Principal Amount of this Note (plus all accrued and unpaid interest, if any).  In either case the Company shall pay interest on such amount in cash at the Default Rate to the Holder if such amount is not paid within 7 days of acceleration.  The remedies under this Note shall be cumulative.

(c)

Default Interest.  Notwithstanding anything contained herein, this Note shall bear interest on the due and unpaid outstanding Principal Amount from and after the occurrence and during the continuance of an Event of Default pursuant to Section 4(a) at the rate (the “Default Rate”) equal to the lower of eighteen (18%) per annum or the highest rate permitted by law.

(d)

Confession of Judgment.  At any time following notice of acceleration hereunder, Holder shall be entitled (i) to complete (by filling in the appropriate accelerated amount then due plus default interest) the relevant affidavit for judgment by confession delivered by Eagle to Tail Wind pursuant to Section 6(c)(vii) of the Settlement Agreement, and (ii) to file such completed affidavit, with any other appropriate material, in New York County, New York, in the manner necessary to effect the entry of judgment in such accelerated amount plus interest against Eagle and in favor of Holder.

Section 5.  General.

(a)

Payment of Expenses.  The Company agrees to pay all reasonable charges and expenses, including attorneys' fees and expenses, which may be incurred by the Holder in successfully enforcing this Note and/or collecting any amount due under this Note.

(b)

Savings Clause.  In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.  In no event shall the amount of interest paid hereunder exceed the maximum rate of interest on the unpaid principal balance hereof allowable by applicable law.  If any sum is collected in excess of the applicable maximum rate, the excess collected shall be applied to reduce the principal debt.  If the interest actually collected hereunder is still in excess of the applicable maximum rate, the interest rate shall be reduced so as not to exceed the maximum allowable under law.

(c)

Amendment.  Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

(d)

Assignment, Etc.  The Holder may assign or transfer this Note to any transferee only with the prior written consent of the Company, which may not be unreasonably withheld or delayed, provided that (i) the Holder may assign or transfer this Note to any of such Holder's affiliates without the consent of the Company and (ii) upon any Event of Default, the Holder may assign or transfer this Note without the consent of the Company.  The Holder shall notify the Company of any such assignment or transfer promptly.  This Note shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and permitted assigns.

(e)

No Waiver.  No failure on the part of the Holder to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.  Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

(f)

Governing Law; Jurisdiction.

(i)

Governing Law.  THIS NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

(ii)

Jurisdiction.  The Company irrevocably submits to the exclusive jurisdiction of any State or Federal Court sitting in the State of New York, County of New York, over any suit, action, or proceeding arising out of or relating to this Note.  The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum.

The Company agrees that the service of process upon it mailed by certified or registered mail (and service so made shall be deemed complete three days after the same has been posted as aforesaid) or by personal service shall be deemed in every respect effective service of process upon it in any such suit or proceeding.  Nothing herein shall affect Holder's right to serve process in any other manner permitted by law.  The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

Notwithstanding anything contained herein, the Company agrees that this Note is subject to the confession of judgment as described in Section 12 of the Settlement Agreement.

(iii)

NO JURY TRIAL.  THE COMPANY HERETO KNOWINGLY AND VOLUNTARILY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE.

(g)

Replacement Notes.  This Note may be exchanged by Holder at any time and from time to time for a Note or Notes with different denominations representing an equal aggregate outstanding Principal Amount, as reasonably requested by Holder, upon surrendering the same.  No service charge will be made for such registration or exchange.  In the event that Holder notifies the Company that this Note has been lost, stolen or destroyed, a replacement Note identical in all respects to the original Note (except for registration number and Principal Amount, if different than that shown on the original Note), shall be issued to the Holder, provided that the Holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with the Note.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered on March 1, 2006.

EAGLE BROADBAND, INC.
By:
David Micek
President

Attest:
Sign:
Print Name:

EXHIBIT A

FORM OF CONVERSION NOTICE

(To be executed by the Holder in order to convert a Note)

Re:

Note (this “Note”) issued by Eagle Broadband, Inc. to The Tail Wind Fund Ltd. on or about March 1, 2006 in the original principal amount of $1,000,000 plus such other amounts as may be added thereto pursuant to the Settlement Agreement (as defined in the Note).

The undersigned hereby elects to convert the aggregate outstanding Principal Amount (as defined in the Note) indicated below of this Note into shares of Common Stock of Eagle Broadband, Inc. (the “Company”) according to the conditions hereof, as of the date written below.  If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.  The undersigned represents as of the date hereof that, after giving effect to the conversion of this Note pursuant to this Conversion Notice, the undersigned will not exceed the “Restricted Ownership Percentage” contained in Section 3(i)(A) of this Note.  Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Note.

Conversion information:

Date to Effect Conversion

Aggregate Principal Amount of Note Being Converted

Number of Shares of Common Stock to be Issued

Applicable Conversion Price

Signature

Name

Address

EXHIBIT C

THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE NOTE IN THE EVENT OF A PARTIAL CONVERSION.  AS A RESULT, FOLLOWING ANY CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL AMOUNT AND ACCRUED INTEREST SET FORTH BELOW.

CONVERTIBLE B NOTE DUE MARCH 1, 2008

OF

EAGLE BROADBAND, INC.

THIS CONVERTIBLE B NOTE (“Note”) is duly authorized and issued by EAGLE BROADBAND, INC., a corporation duly organized and existing under the laws of the State of Texas (the “Company”), pursuant to that certain Settlement Agreement (the “Settlement Agreement”) dated on or about February 15, 2006 between the Company and the Holder (as defined below).  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Settlement Agreement.

FOR VALUE RECEIVED, the Company hereby promises to pay to the order of THE TAIL WIND FUND LTD. or its registered assigns or successors-in-interest (“Holder”) the principal sum of (a) One Million Seven Hundred Fifty Thousand Dollars (U.S. $1,750,000), plus (b) the Price Reduction Amount, if any, as defined and set forth in the Settlement Agreement, which shall be added to the original principal amount hereunder, plus (c) any other amounts which may be added to the outstanding principal balance hereof pursuant to the Settlement Agreement (together, the “Original Principal Amount”), together with all accrued but unpaid interest thereon, if any, on March 1, 2008 (“Maturity Date”), to the extent such principal amount and interest has not been converted into the Company's Common Stock in accordance with the terms hereof.  Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs, then to unpaid interest and fees and any remaining amount to principal.

All payments of principal and interest on this Note shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note or by Company check.  This Note may not be prepaid in whole or in part.  Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day.

For purposes hereof the following terms shall have the meanings ascribed to them below:

“Average Daily Dollar Volume” for a calendar month shall mean the arithmetic average of the Daily Dollar Volumes for such calendar month.

 “Bankruptcy Event” means any of the following events: (a) the Company or any subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any subsidiary thereof; (b) there is commenced against the Company or any subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any subsidiary is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company or any subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Company or any subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Company or any subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

“Change in Control Transaction” will be deemed to exist if (i) there occurs any consolidation, merger or other business combination of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in any of such events the voting stockholders of the Company prior to such event cease to own 50% or more of the voting power, or corresponding voting equity interests, of the surviving corporation after such event (including without limitation any “going private” transaction under Rule 13e-3 promulgated pursuant to the Exchange Act or tender offer by the Company under Rule 13e-4 promulgated pursuant to the Exchange Act for 20% or more of the Company's Common Stock), (ii) any person (as defined in Section 13(d) of the Exchange Act), together with its affiliates and associates (as such terms are defined in Rule 405 under the Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 35% of the Company's voting power, (iii) there is a replacement of more than one-half of the members of the Company’s Board of Directors which is not approved by those individuals who are members of the Company's Board of Directors on the date thereof, (iv) in one or a series of related transactions, there is a sale or transfer of all or substantially all of the assets of the Company, determined on a consolidated basis, or (v) the Company enters into any agreement providing for an event set forth in (i), (ii), (iii) or (iv) above.

“Conversion Price” shall equal (a) the arithmetic average of the daily VWAPs for the ten (10) Trading Days immediately preceding the applicable Conversion Date in the case of any conversion elected by the Holder hereunder, or (b) 95% of the arithmetic average of the daily VWAPs for the ten (10) Trading Days immediately preceding the Maturity Date in the case of conversion of this Note by the Company in whole or in part on the Maturity Date in payment of the outstanding Principal Amount hereof.

“Conversion Shares” means the shares of Common Stock into which this Note is convertible (including shares of Common Stock issued in repayment hereunder on the Maturity Date) in accordance with the terms hereof and the Settlement Agreement.

“Daily Dollar Volume” with respect to each Trading Day shall mean the product of (1) the number of shares of Common Stock traded on the Principal Market during such Trading Day as reported by Bloomberg, multiplied by (2) the VWAP for such Trading Day.

 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Forced Conversion Amount” means $100,000 of the Principal Amount hereunder, provided that if the Average Daily Dollar Volume for the calendar month immediately preceding the applicable Forced Conversion Period is less than $200,000, then the Forced Conversion Amount for such Forced Conversion Period shall be reduced by $1 for each $1 by which such Average Daily Dollar Volume falls below $200,000.

“Forced Conversion Period” means each period constituting the first ten (10) Trading Days of each calendar month following the date which is one month after the Registration Effectiveness Date.

“Freely Tradable” shall mean that (i) the applicable Registrable Securities may be sold by the Holder (A) pursuant to an effective Registration Statement covering such shares in accordance with the terms of the Settlement Agreement, which Registration Statement is not subject to any suspension or stop order, and such sales may be effected pursuant to a current and deliverable Prospectus that is not subject at the time to any blackout or similar circumstance, (B) without restriction or registration under the Securities Act pursuant to Rule 144(k) promulgated thereunder (or any successor provision), or (C) without registration under the Securities Act pursuant to Section 3(a)(10) of the Securities Act without regard to Securities Act Rules 144 or 145(c) and (d), (ii) the applicable Registrable Securities are listed, or approved for listing prior to issuance, on the American Stock Exchange, the New York Stock Exchange, the Nasdaq National or Capital Market or the OTC Bulletin Board, and are not subject to any trading suspension (nor shall trading generally have been suspended on such exchange or market), and the Company shall not have been notified of any pending or threatened proceeding or other action to delist or suspend the Common Stock on any of such markets on which the Common Stock is then traded or listed; (iv) the requisite number of shares of Common Stock shall have been duly authorized and reserved for issuance as required by the terms of the Settlement Agreement and this Note; and (v) none of the Company or any direct or indirect subsidiary of the Company shall be subject to any Bankruptcy Event.

“Principal Amount” shall refer to the sum of (i) the Original Principal Amount of this Note, and (ii) all accrued but unpaid interest hereunder, if any, less (iii) any conversions of any portion of the Principal Amount hereunder.

“Principal Market” shall mean the American Stock Exchange or such other principal market or exchange on which the Common Stock is then listed for trading.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Trading Day” shall mean a day on which there is trading on the Principal Market.

 “VWAP” shall mean the daily dollar volume-weighted average sale price for the Common Stock on the Principal Market on any particular Trading Day during the period beginning at 9:30 a.m., New York City Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its "Volume at Price" functions or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York City Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.  If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder.  All such determinations of VWAP shall to be appropriately and equitably adjusted in accordance with the provisions set forth herein for any stock dividend, stock split, stock combination or other similar transaction occurring during any period used to determine the Conversion Price (or other period utilizing VWAPs).

The following terms and conditions shall apply to this Note:

Section 1. Repayment at Maturity.

(a)

Maturity.  Subject to the terms of this Section 1, on the Maturity Date the Company shall repay the entire outstanding Principal Amount of this Note, together with interest accrued to date hereunder, in accordance with this Section 1.

(b)

Cash or Common Stock.  Subject to the terms hereof, the Company shall have the right to satisfy repayment of this Note on the Maturity Date pursuant to Section 1(a) either in cash or in shares of Common Stock (or a combination thereof) at the Company’s option.  The Company shall deliver to the Holder a written irrevocable notice electing to make such payment in either cash or Common Stock (or both) (“Payment Election Notice”).  Such Payment Election Notice shall be delivered at least ten (10) Trading Days prior to the Maturity Date (the date of such notice being the “Notice Date”) and specify the portion of the outstanding Principal Amount to be repaid in Common Stock.  If such Payment Election Notice is not delivered within the prescribed period set forth in the preceding sentence, then the payment shall be made in either cash or shares of Common Stock on the same terms hereunder at the Holder’s option.  If the Company elects or is required to pay the outstanding Principal Amount in cash on the Maturity Date, then on such date the Company shall pay to the Holder an amount equal to such portion of the outstanding Principal Amount being paid in cash in satisfaction of such obligation.  If the Company elects or is required to pay the outstanding Principal Amount in shares of Common Stock, the number of such shares to be issued for such Payment Date shall be the number determined by dividing (x) the outstanding Principal Amount elected to be repaid in Common Stock, by (y) the applicable Conversion Price.  Such shares shall be issued and delivered within three (3) Trading Days following such Maturity Date and shall be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances and  restrictions and free and clear of legends.  If the Holder does not receive the requisite number of shares of Common Stock in the form required above within such three Trading Day period, the Holder shall have the option of either (a) requiring the Company to issue and deliver all or a portion of such shares or (b) canceling such election (whether by the Company or Holder) to pay such outstanding Principal Amount in Common Stock (in whole or in part), in which case the Company shall immediately pay in cash the full such outstanding Principal Amount due hereunder or such portion as the Holder specifies is to be paid in cash instead of Common Stock.

(c)

Limitations on Payment in Stock.  Notwithstanding anything to the contrary herein, the Company shall be prohibited from exercising its right to pay the outstanding Principal Amount in shares of Common Stock (and must deliver cash in respect thereof) on the Maturity Date if (i) at any time from the Notice Date until the time at which the Holder receives such shares the Conversion Shares are not Freely Tradable or an Event of Default shall have occurred and be continuing under this Note, (ii) the Average Daily Dollar Volume for the full calendar month immediately preceding the Maturity Date is less than $200,000, or (iii) the closing bid price per share of Common Stock on the Principal Market for each of the ten (10) Trading Days immediately preceding the applicable Payment Date is not greater than $0.10, unless otherwise waived in writing by the Holder in whole or in part at the Holder’s option.

(d)

Ownership/Issuance Limitations.  Notwithstanding anything to the contrary herein, the Company shall be prohibited from exercising its right to pay the outstanding Principal Amount in shares of Common Stock (and must deliver cash in respect thereof) on the Maturity Date to the extent, and only to the extent, that such payment in shares of Common Stock would result in the Holder hereof exceeding the limitations contained in Section 3(i) below.

(e)

Deemed Conversions.  Any payment of the outstanding Principal Amount in shares of Common Stock pursuant to the terms hereof shall constitute and be deemed a conversion of such portion of the outstanding Principal Amount of this Note for all purposes under this Note and the Settlement Agreement (and constitute Conversion Shares hereunder).

Section 2. No Withholding or Deduction.  No payment by the Company to the Holder hereunder, whether for principal, interest or otherwise, shall be subject to any deduction, withholding or offset for any reason whatsoever.

Section 3. Conversion.

(a)

Conversion Right.  Subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at such Holder's option, at any time and from time to time, to convert the outstanding Principal Amount under this Note in whole or in part by delivering to the Company a fully executed notice of conversion in the form of conversion notice attached hereto as Exhibit A (the “Conversion Notice”), which may be transmitted by facsimile.  Notwithstanding anything to the contrary herein, this Note and the outstanding Principal Amount hereunder shall not be convertible into Common Stock to the extent that such conversion would result in the Holder exceeding the limitations contained in, or otherwise violating the provisions of, Section 3(i) below.

(b)

Common Stock Issuance upon Conversion.

(i)

Conversion Date Procedures.  Upon conversion of this Note pursuant to Section 3(a) above, the outstanding Principal Amount hereunder shall be converted into such number of fully paid, validly issued and non-assessable shares of Common Stock, free of any liens, claims and encumbrances, as is determined by dividing the outstanding Principal Amount being converted by the then applicable Conversion Price.  The date of any Conversion Notice hereunder shall be referred to herein as the “Conversion Date”.  If a conversion under this Note cannot be effected in full for any reason, or if the Holder is converting less than all of the outstanding Principal Amount hereunder pursuant to a Conversion Notice, the Company shall promptly deliver to the Holder (but no later than five Trading Days after the Conversion Date) a Note for such outstanding Principal Amount as has not been converted if this Note has been surrendered to the Company for partial conversion.  The Holder shall not be required to physically surrender this Note to the Company upon any conversion hereunder unless the full outstanding Principal Amount represented by this Note is being converted or repaid.  The Holder and the Company shall maintain records showing the outstanding Principal Amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon each such conversion.

(ii)

Stock Certificates or DWAC.  The Company will deliver to the Holder not later than three (3) Trading Days after the Conversion Date, a certificate or certificates which shall be free of restrictive legends, representing the number of shares of Common Stock being acquired upon the conversion of this Note.  In lieu of delivering physical certificates representing the shares of Common Stock issuable upon conversion of this Note, provided the Company's transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon request of the Holder, the Company shall use commercially reasonable efforts to cause its transfer agent to electronically transmit such shares issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder’s (or such designee’s) prime broker with DTC through its Deposit Withdrawal Agent Commission system (provided that the same time periods herein as for stock certificates shall apply).  If in the case of any conversion hereunder, such certificate or certificates are not delivered to or as directed by the Holder by the fifth Trading Day after the Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return this Note tendered for conversion.  If the Company fails to deliver to the Holder such certificate or certificates (or shares through DTC) pursuant to this Section 3(b) free of any restrictions on transfer or legends in accordance herewith, prior to the tenth day after the Conversion Date, the Company shall pay to the Holder, in cash, an amount equal to 2% of the Principal Amount per month (provided such conversion has not been rescinded by the Holder).

(c)

Conversion Price Adjustments.

(i)

Stock Dividends, Splits and Combinations.  If the Company or any of its subsidiaries, at any time while the Note is outstanding (A) shall pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (B) subdivide outstanding Common Stock into a larger number of shares, or (C) combine outstanding Common Stock into a smaller number of shares, then each Affected Conversion Price (as defined below) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event.  Any adjustment made pursuant to this Section 3(c)(i) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

As used herein, the Affected Conversion Prices (each an “Affected Conversion Price”) shall refer to:  (i) the Conversion Price;  and (ii) each reported VWAP occurring on any Trading Day included in the period used for determining the Conversion Price, as the case may be, which Trading Day occurred before the record date in the case of events referred to in clause (A) of this subparagraph 3(c)(i) and before the effective date in the case of the events referred to in clauses (B) and (C) of this subparagraph 3(c)(i).

(ii)

Distributions.  If the Company or any of its subsidiaries, at any time while the Note is outstanding, shall distribute to all holders of Common Stock evidences of its indebtedness or assets or cash or rights or warrants to subscribe for or purchase any security of the Company or any of its subsidiaries (excluding those referred to in Section 3(c)(i) above), then concurrently with such distributions to holders of Common Stock, the Company shall distribute to Holder the amount of such indebtedness, assets, cash or rights or warrants which the Holder would have received had this Note been converted in full into Common Stock at the Conversion Price immediately prior to the record date for such distribution.

(iii)

Notice of Adjustments.  Whenever any adjustment occurs pursuant to Section 3(c)(i) or (ii) above, the Company shall promptly deliver to Holder a notice setting forth the Affected Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, provided that any failure to so provide such notice shall not affect the automatic adjustment hereunder.

(iv)

Change in Control Transactions.  In case of any Change in Control Transaction, the Holder shall have the right thereafter to, at its option, (A) convert this Note at the Conversion Price into the shares of stock and other securities, cash and/or property receivable upon or deemed to be held by holders of Common Stock following such Change in Control Transaction, and the Holder shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which this Note could have been converted immediately prior to such Change in Control Transaction would have been entitled if such conversion were permitted, subject to such further applicable adjustments set forth in this Section 3 or (B) require the Company or its successor to redeem this Note, in whole or in part, at a redemption price equal to 115% of the outstanding Principal Amount being redeemed.  The terms of any such Change in Control Transaction shall include such terms so as to continue to give to the Holder the right to receive the amount of securities, cash and/or property upon any conversion or redemption following such Change in Control Transaction to which a holder of the number of shares of Common Stock deliverable upon such conversion would have been entitled in such Change in Control Transaction, and any interest payable hereunder shall be in cash or such new securities and/or property, at the Holder’s option.  This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(v)

Notice of Certain Events.  If:

A.

the Company shall declare a dividend (or any other distribution) on its Common Stock; or

B.

the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

C.

the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

D.

the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; or

E.

the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be mailed to the Holder at its last address as it shall appear upon the books of the Company, on or prior to the date notice to the Company's stockholders generally is given, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange.

(d)

Reservation and Issuance of Underlying Securities.  The Company covenants that, following Shareholder Approval, it will at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of issuance upon conversion of this Note (including repayment in stock on the Maturity Date), free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than 150% of such number of shares of Common Stock as shall be issuable (taking into account the adjustments under this Section 3 but without regard to any ownership limitations contained herein) upon the full conversion of this Note (including repayment in Common Stock on the Maturity Date).  If at any time the number of shares of Common Stock reserved for issuance upon conversion hereunder is less than 110% of such number of shares of Common Stock issuable hereunder upon conversion on a particular date (without regard to any ownership limitations contained herein), then the Company shall reserve such number of additional shares of Common Stock, solely for the purpose of issuance upon conversion of this Note, such that not less than 150% of such number of shares of Common Stock as shall be issuable upon conversion hereunder in full as of such date (without regard to any ownership limitations contained herein) shall be reserved for issuance upon conversion of this Note.  If at any time the number of shares of Common Stock reserved for issuance upon conversion hereunder is more than 175% of such number of shares of Common Stock issuable hereunder upon conversion on a particular date (without regard to any ownership limitations contained herein), then the Company may reduce the number of shares of Common Stock so reserved such that not less than 150% of such number of shares of Common Stock as shall be issuable upon conversion hereunder in full as of such date (without regard to any ownership limitations contained herein) shall be reserved for issuance upon conversion of this Note.  The Company agrees that the number of shares reserved hereunder shall be appropriately and equitably adjusted in connection with any conversion price adjustment hereunder.  The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, nonassessable and Freely Tradable.

(e)

No Fractions.  Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the closing price of a share of Common Stock at such time.  If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(f)

Charges, Taxes and Expenses.  Issuance of certificates for shares of Common Stock upon the conversion of this Note (including repayment in stock) shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder.

(g)

Cancellation.  After all of the Principal Amount has been paid in full or converted into Common Stock, this Note shall automatically be deemed canceled and the Holder shall promptly surrender the Note to the Company at the Company’s principal executive offices.

(h)

Notices Procedures.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by confirmed facsimile, or by a nationally recognized overnight courier service to the Company at the facsimile telephone number or address of the principal place of business of the Company as set forth in the Settlement Agreement.  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of the Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder.  Any notice or other communication or deliveries hereunder shall be deemed delivered (i) upon receipt, when delivered personally, (ii) when sent by facsimile, upon receipt if received on a Business Day prior to 5:00 p.m. (Eastern Time), or on the first Business Day following such receipt if received on a Business Day after 5:00 p.m. (Eastern Time) or (iii) upon receipt, when deposited with a nationally recognized overnight courier service.

(i)

Conversion Limitations.

(A) 9.9% Limitation.  Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon conversion pursuant to the terms hereof shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by such Holder (other than by virtue of the ownership of securities or rights to acquire securities (including under the Settlement Agreement) that have limitations on the Holder’s right to convert, exercise or purchase similar to the limitation set forth herein), together with all shares of Common Stock deemed beneficially owned at such time (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) by the holder’s “affiliates” at such time (as defined in Rule 144 of the Securities Act) (“Aggregation Parties”) that would be aggregated for purposes of determining whether a group under Section 13(d) of the Securities Exchange Act of 1934 as amended, exists, would exceed 9.9% of the total issued and outstanding shares of the Common Stock (the “Restricted Ownership Percentage”).

(B) Overall Limit on Common Stock Issuable.  Notwithstanding anything contained herein to the contrary, the number of shares of Common Stock issuable by the Company and acquirable by the Holder, together the number of shares issued under the Settlement Agreement, shall not exceed the amount which would constitute a breach of the Company’s obligations under the rules or regulations of the Principal Market upon which the Common Stock is or becomes traded (the “Cap Regulations”), and in such case, the Company shall promptly call a shareholders meeting to obtain shareholder approval for the issuance of shares of Common Stock hereunder in excess of such Cap Regulations.

(j)

Forced Conversion.  During each Forced Conversion Period, the Holder shall convert the Forced Conversion Amount (if any) applicable with respect to such Forced Conversion Period, in accordance with and subject to all of the terms and conditions set forth herein with respect to conversions hereunder (including without limitation Section 3(i) above), provided that (i) this forced conversion provision shall not apply unless at all times during such Forced Conversion Period and the calendar month immediately preceding such Forced Conversion Period all the Registrable Securities are Freely Tradable and no Event of Default shall have occurred under this Note, and (ii) any voluntary conversions effectuated hereunder by the Holder at any time preceding such Forced Conversion Period shall be applied against, and constitute conversions pursuant to this Section 3(j) for, the current Forced Conversion Period, to the extent such conversions were not applicable to forced conversions for a previous Forced Conversion Period.

Section 4. Defaults and Remedies.

(a)

Events of Default.

An “Event of Default” is:  (i) a default in payment of any amount due hereunder which default continues for more than 5 business days after the due date thereof; (ii) a default in the timely issuance of Conversion Shares upon and in accordance with terms hereof, which default continues for five Business Days after the Company has received written notice informing the Company that it has failed to issue shares or deliver stock certificates within the fifth day following the Conversion Date; (iii) failure by the Company for fifteen (15) days after written notice has been received by the Company to comply with any material provision of any of this Note, the Promissory Note, the Convertible A Note or the Settlement Agreement (including without limitation the failure to issue the requisite number of shares of Common Stock under the Settlement Agreement and the failure to redeem this Note upon the Holder’s request following a Change in Control Transaction pursuant to Section 3(c)(iv); (iv) a material breach by the Company of its representations or warranties in the Settlement Agreement; (v) any default after any cure period under, or acceleration prior to maturity of, any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company for in excess of $100,000 or for money borrowed the repayment of which is guaranteed by the Company for in excess of $100,000, whether such indebtedness or guarantee now exists or shall be created hereafter (including without limitation the Promissory Note and Convertible A Note, but excluding that certain debt to Dean Cubley in the currently outstanding principal amount of approximately $1,924,000 which accrues interest daily); or (vi) if the Company is subject to any Bankruptcy Event.

(b)

Remedies.  If an Event of Default occurs and is continuing with respect to this Note, the Holder may declare upon written notice (as set forth in Section 14(f) of the Settlement Agreement) all of the then outstanding Principal Amount of this Note, including any interest due thereon, to be due and payable immediately, except that in the case of an Event of Default arising from events described in clause (vi) of Section 4(a), this Note shall become due and payable without further action or notice.  In the event of such acceleration, the amount due and owing to the Holder shall be 115% of the outstanding Principal Amount of this Note (plus all accrued and unpaid interest, if any).  In either case the Company shall pay interest on such amount in cash at the Default Rate to the Holder if such amount is not paid within 7 days of acceleration.  The remedies under this Note shall be cumulative.

(c)

Default Interest.  Notwithstanding anything contained herein, this Note shall bear interest on the due and unpaid outstanding Principal Amount from and after the occurrence and during the continuance of an Event of Default pursuant to Section 4(a) at the rate (the “Default Rate”) equal to the lower of eighteen (18%) per annum or the highest rate permitted by law.

(d)

Confession of Judgment.  At any time following notice of acceleration hereunder, Holder shall be entitled (i) to complete (by filling in the appropriate accelerated amount then due plus default interest) the relevant affidavit for judgment by confession delivered by Eagle to Tail Wind pursuant to Section 6(c)(vii) of the Settlement Agreement, and (ii) to file such completed affidavit, with any other appropriate material, in New York County, New York, in the manner necessary to effect the entry of judgment in such accelerated amount plus interest against Eagle and in favor of Holder.

Section 5.  General.

(a)

Payment of Expenses.  The Company agrees to pay all reasonable charges and expenses, including attorneys' fees and expenses, which may be incurred by the Holder in successfully enforcing this Note and/or collecting any amount due under this Note.

(b)

Savings Clause.  In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.  In no event shall the amount of interest paid hereunder exceed the maximum rate of interest on the unpaid principal balance hereof allowable by applicable law.  If any sum is collected in excess of the applicable maximum rate, the excess collected shall be applied to reduce the principal debt.  If the interest actually collected hereunder is still in excess of the applicable maximum rate, the interest rate shall be reduced so as not to exceed the maximum allowable under law.

(c)

Amendment.  Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

(d)

Assignment, Etc.  The Holder may assign or transfer this Note to any transferee only with the prior written consent of the Company, which may not be unreasonably withheld or delayed, provided that (i) the Holder may assign or transfer this Note to any of such Holder's affiliates without the consent of the Company and (ii) upon any Event of Default, the Holder may assign or transfer this Note without the consent of the Company.  The Holder shall notify the Company of any such assignment or transfer promptly.  This Note shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and permitted assigns.

(e)

No Waiver.  No failure on the part of the Holder to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.  Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

(f)

Governing Law; Jurisdiction.

(i)

Governing Law.  THIS NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

(ii)

Jurisdiction.  The Company irrevocably submits to the exclusive jurisdiction of any State or Federal Court sitting in the State of New York, County of New York, over any suit, action, or proceeding arising out of or relating to this Note.  The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum.

The Company agrees that the service of process upon it mailed by certified or registered mail (and service so made shall be deemed complete three days after the same has been posted as aforesaid) or by personal service shall be deemed in every respect effective service of process upon it in any such suit or proceeding.  Nothing herein shall affect Holder's right to serve process in any other manner permitted by law.  The Company agrees that a final non-appealable judgement in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

Notwithstanding anything contained herein, the Company agrees that this Note is subject to the confession of judgment as described in Section 12 of the Settlement Agreement.

(iii)

NO JURY TRIAL.  THE COMPANY HERETO KNOWINGLY AND VOLUNTARILY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE.

(g)

Replacement Notes.  This Note may be exchanged by Holder at any time and from time to time for a Note or Notes with different denominations representing an equal aggregate outstanding Principal Amount, as reasonably requested by Holder, upon surrendering the same.  No service charge will be made for such registration or exchange.  In the event that Holder notifies the Company that this Note has been lost, stolen or destroyed, a replacement Note identical in all respects to the original Note (except for registration number and Principal Amount, if different than that shown on the original Note), shall be issued to the Holder, provided that the Holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with the Note.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered on March 1, 2006.

EAGLE BROADBAND, INC.
By:
David Micek
President

Attest:
Sign:
Print Name:

EXHIBIT A

FORM OF CONVERSION NOTICE

(To be executed by the Holder

in order to convert a Note)

Re:

Note (this “Note”) issued by Eagle Broadband, Inc. to The Tail Wind Fund Ltd. on or about March 1, 2006 in the original principal amount of $1,000,000 plus such other amounts as may be added thereto pursuant to the Settlement Agreement (as defined in the Note).

The undersigned hereby elects to convert the aggregate outstanding Principal Amount (as defined in the Note) indicated below of this Note into shares of Common Stock of Eagle Broadband, Inc. (the “Company”) according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.  The undersigned represents as of the date hereof that, after giving effect to the conversion of this Note pursuant to this Conversion Notice, the undersigned will not exceed the “Restricted Ownership Percentage” contained in Section 3(i)(A) of this Note.  Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Note.

Conversion information:

Date to Effect Conversion

Aggregate Principal Amount of Note Being Converted

Number of Shares of Common Stock to be Issued

Applicable Conversion Price

Signature

Name

Address